UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2008

FIBERTOWER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21091	52-1869023
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

185 Berry Street Suite 4800 San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 659-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                On May 8, 2008, Ferdi Schell was terminated from his positions as an officer and employee of FiberTower Corporation (the “Company”).

                On May 8, 2008, the Company advised Michael Finlayson that his positions as an officer and employee of the Company would be terminated effective August 31, 2008.  On August 31, 2008, Mr. Finlayson terminated his employment with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBERTOWER CORPORATION

Date: September 4, 2008	By:	/s/ Thomas A. Scott
		Name:	Thomas A. Scott
		Title:	Chief Financial Officer